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                                                                    Exhibit 99.1

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of West Marine, Inc. (the "Company") for the period ended June 29, 2002, as filed with the Securities and Exchange Commission as of the date hereof, I, John H. Edmondson, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/  John H. Edmondson
                                         ---------------------------------------
                                         Name:    John H. Edmondson
                                         Title:   Chief Executive Officer
                                         Date:    August 13, 2002